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                                  Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Dongdong Lin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sunwin International Neutraceuticals, Inc. on Form 10-QSB for the period ended October 31, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sunwin International Neutraceuticals, Inc.

December 15, 2006                                    By:/s/ Dongdong Lin
                                                     -------------------------
                                                       Dongdong Lin, CEO



[A signed original of this written statement required by Section 906 has been provided to Sunwin International Neutraceuticals, Inc. and will be retained by Sunwin International Neutraceuticals, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]